                                                                   Exhibit 10.39

                                                                  CONFORMED COPY


                                    FIRST AMENDMENT AND CONSENT dated as of June
                           24, 1998 (this "Amendment") to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among USA NETWORKS, INC., a Delaware corporation ("USANi"), USANi LLC, a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower and the Issuing Bank has agreed to issue certain Letters of Credit for the account of the Borrower; and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting after the definition of "Class" and before the definition of "Code" the following definition:

                  "'Client Accounts' shall mean any amounts held by Ticketmaster or any of its subsidiaries for the account of vendors of tickets and merchandise."

                  (b) Section 8.08 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

                  "Notwithstanding the foregoing, neither the Lenders nor any of their Affiliates shall have the right to set off and apply any Client Accounts or any deposits held in other trust accounts of Ticketmaster or any of its subsidiaries against any of the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender.

                  3. Consent. The Lenders hereby consent to the amendment of the Guarantee Agreement to insert at the end of Section 21 thereof the following:

                  "Notwithstanding the foregoing, no Secured Party shall have the right to set off
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         and apply any Client Accounts or any deposits held in other trust accounts of Ticketmaster or any of its subsidiaries against any of the obligations of any Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party."

                  4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  5. Representations and Warranties. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if requred, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  6. Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and the Required Lenders;

                  (b) The Administrative Agent shall have received such opinions and certificates from USANi and the Borrower and their counsel as it may reasonably request in form reasonably satisfactory to its counsel; and
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                  (c) The Administrative Agent shall have received each of the following from USANi and the Borrower:

                           (i) A copy of resolutions passed by the board of
                  directors of USANi and a copy of the actions taken by the members of the Borrower, each certified by the Secretary or an Assistant Secretary of USANi and the Borrower, as the case may be, as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment; and

                           (ii) A certificate as to the name and signature of
                  each officer of USANi and the Borrower authorized to sign this Amendment.

                  7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       USA NETWORKS, INC.,


                                       by /s/ Michael P. Durney
                                          ______________________
                                          Name:  Michael P. Durney
                                          Title: VP & Controller


                                       USANi LLC,


                                       by /s/ Michael P. Durney
                                          ______________________
                                          Name:   Michael P. Durney
                                          Title:  VP & Controller

                           THE CHASE MANHATTAN BANK,
                           individually and as Administrative Agent,
                           Collateral Agent and Issuing Bank,


                           by  /s/ Mitchell J. Gervis
                               ___________________________
                               Name:  Mitchell J. Gervis
                               Title: Vice President


                           BANK OF AMERICA NATIONAL TRUST &
                           SAVINGS ASSOCIATION, individually and as
                           Co-Documentation Agent,


                           by  /s/ Carl F. Salas
                               ___________________________
                               Name:  Carl F. Salas
                               Title: Vice President


                           THE BANK OF NEW YORK COMPANY, INC.,
                           individually and as Co-Documentation Agent,


                           by  /s/ Kalpara Raina
                               ___________________________
                               Name:  Kalpara Raina
                               Title: Authorized Signatory

                           ABN AMRO BANK, N.V.,


                           by  /s/ William S. Bennett
                               ___________________________
                               Name:  William S. Bennett
                               Title: Vice President


                           by  /s/ Thomas T. Rogers
                               ___________________________
                               Name:  Thomas T. Rogers
                               Title: Vice President


                           AMARA-2 FINANCE LTD.,


                           by  /s/ Andrew Ian Wignall
                               ___________________________
                               Name:  Andrew Ian Wignall
                               Title: Director



                           BANCA COMMERCIALE ITALIANA, NEW
                           YORK,


                           by  /s/ Charles Dougherty
                               ___________________________
                               Name:  Charles Dougherty
                               Title: Vice President


                           by  /s/ Tiziano Gallonetto
                               ___________________________
                               Name:  Tiziano Gallonetto
                               Title: Assistant Vice President


                           BANK OF HAWAII,


                           by    /s/ Robert L. Wilson
                               ___________________________
                               Name:  Robert L. Wilson
                               Title: Vice President
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                           BANK OF MONTREAL,


                           by  /s/ W. T. Calder
                               ---------------------------
                               Name:  W.T. Calder
                               Title: Director


                           PARIBAS NEW YORK,


                           by  /s/ William B. Schink
                               ---------------------------
                               Name:  William B. Schink
                               Title: Director


                           by  /s/ Lynne S. Randall
                               ---------------------------
                               Name:  Lynne S. Randall
                               Title: Director


                           BANQUE WORMS CAPITAL
                           CORPORATION,


                           by  /s/ F. Launet
                               ---------------------------
                               Name:  F. Launet
                               Title: Senior Vice President


                           by  /s/ Constance DeKlerk
                               ---------------------------
                               Name:  Constance DeKlerk
                               Title: Vice President

                           BAYERISCHE VEREINSBANK AG
                           NEW YORK BRANCH,


                           by  /s/ Sylvia K. Cheng
                               ___________________________
                               Name:  Sylvia K. Cheng
                               Title: Vice President


                           by  /s/ Hans Dick
                               ___________________________
                               Name:  Hans Dick
                               Title: Vice President


                           CAPTIVA FINANCE LTD.,


                           by  /s/ John H. Cullinane
                               ___________________________
                               Name:  John H. Cullinane
                               Title: Director


                           CIBC INC.,


                           by  /s/ Elizabeth Fischer
                               ___________________________
                               Name:  Elizabeth Fischer
                               Title: Executice Director


                           CITY NATIONAL BANK,


                           by  /s/ Rod Bollins
                               ___________________________
                               Name:  Rod Bollins
                               Title: Vice President


                           COMPAGNIE FINANCIERE DE CIC ET DE
                           L'UNION EUROPEENNE,


                           by  /s/ Anthony Rock
                               ___________________________
                               Name: Anthony Rock
                               Title: Vice President
                           by  /s/ Sean Mounier
                               ___________________________
                               Name:  Sean Mounier
                               Title: First Vice President

                           CREDIT AGRICOLE INDOSUEZ,


                           by  /s/ Craig Welch
                               ___________________________
                               Name:  Craig Welch
                               Title: First Vice President


                           by  /s/ Sarah McClintock
                               ___________________________
                               Name:  Sarah McClintock
                               Title: Vice President


                           CREDITANSTALT CORPORATE FINANCE,
                           INC.,


                           by  /s/ Scott Kray
                               ___________________________
                               Name:  Scott Kray
                               Title: Vice President


                           by  /s/  Carl G. Drake
                               ___________________________
                               Name:  Carl G. Drake
                               Title: Vice President


                           CRESTAR BANK,


                           by  /s/ Latanya B. Mason
                               ___________________________
                               Name:  Latanya B. Mason
                               Title: Assistant Vice President

                           DE NATIONALE INVESTERINGSBANK,
                           N.V.,


                           by  /s/ Eric H. Snaterse
                               ___________________________
                               Name:  Eric H. Snaterse
                               Title: Senior Vice President


                           by  /s/ Paul Meijerhof
                               ___________________________
                               Name:  Paul Meijerhof
                               Title: Vice President


                           FIRST HAWAIIAN BANK,


                           by  /s/ Donald C. Young
                               ___________________________
                               Name:  Donald C. Young
                               Title: Vice President


                           FLEET NATIONAL BANK,


                           by  /s/ Leonard Maddox
                               ___________________________
                               Name:  Leonard Maddox
                               Title: Senior Vice President


                           ING HIGH INCOME PRINCIPAL
                           PRESERVATION FUND HOLDINGS, LDC

                           BY: ING CAPITAL ADVISORS, INC. AS
                           INVESTMENT ADVISOR


                           by  /s/ Michael D. Hatley
                               ___________________________
                               Name:  Michael D. Hatley
                               Title: Senior Vice President

                           ISTITUTO BANCARIO SAN PAOLO DI
                           TORINO SPA,


                           by  /s/ Robert Wurster
                               ___________________________
                               Name:  Robert Wurster
                               Title: First Vice President


                           by  /s/ Glen Binder
                               ___________________________
                               Name:  Glen Binder
                               Title: Vice President


                           KBC BANK  N.V.,


                           by  /s/ Robert Snauffer
                               ___________________________
                               Name:  Robert Snauffer
                               Title: Vice President


                           by  /s/ Tod R. Angus
                               ___________________________
                               Name:  Tod R. Angus
                               Title: Vice President


                           KZH - CRESCENT-2 CORPORATION,


                           by  /s/  Virginia Conway
                               ___________________________
                               Name:  Virginia Conway
                               Title: Authorized Agent


                           KZH HOLDING CORPORATION III,


                           by  /s/  Virginia Conway
                               ___________________________
                               Name:  Virginia Conway
                               Title: Authorized Agent

                           KZH - ING-3 CORPORATION,


                           by  /s/  Virginia Conway
                               __________________________
                               Name:  Virginia Conway
                               Title: Authorized Agent

                           KZH - SOLEIL-2 CORPORATION,


                           by  /s/  Virginia Conway
                               __________________________
                               Name:  Virginia Conway
                               Title: Authorized Agent

                           MELLON BANK, N.A.,


                           by  /s/  G. Louis Ashley
                               __________________________
                               Name:  G. Louis Ashley
                               Title: First Vice President



                           MERRILL LYNCH PRIME RATE
                           PORTFOLIO,

                           BY: MERRILL LYNCH ASSET
                           MANAGEMENT, L.P., AS INVESTMENT
                           ADVISOR

                           by  /s/ Joseph Matteo
                               __________________________
                               Name:  Joseph Matteo
                               Title: Authorized Signatory

                           MERRILL LYNCH SENIOR FLOATING RATE
                           FUND, INC.,


                           by  /s/ Joseph Matteo
                               ___________________________
                               Name:  Joseph Matteo
                               Title: Authorized Signatory



                           PNC BANK, NATIONAL ASSOCIATION,


                           by  /s/  Steven J. McGehrin
                               ___________________________
                               Name:  Steven J. McGehrin
                               Title: Vice President


                           MORGAN STANLEY DEAN WITTER
                           PRIME INCOME TRUST,


                           by  /s/ Peter Gewirtz
                               ___________________________
                               Name:  Peter Gewirtz
                               Title: Authorized Signatory


                           ROYAL BANK OF CANADA,


                           by  /s/ Barbara Maijer
                               ___________________________
                               Name:  Barbara Maijer
                               Title: Senior Manager


                           SENIOR DEBT PORTFOLIO,
                           BY: BOSTON MANAGEMENT AND
                           RESEARCH AS INVESTMENT ADVISOR


                           by  /s/ Payson F. Swaffield
                               ___________________________
                               Name:  Payson F. Swaffield
                               Title: Vice President

                           SOCIETE GENERALE,


                           by  /s/ Mark Vigil
                               ___________________________
                               Name:  Mark Vigil
                               Title: Director


                           STRATA FUNDING LIMITED,


                           by  /s/ John H. Cullinane
                               ___________________________
                               Name:  John H. Cullinane
                               Title: Director


                           SUNTRUST BANK, CENTRAL FLORIDA
                           N.A.,


                           by  /s/ David D. Miller
                               ___________________________
                               Name:  David D. Miller
                               Title: Vice President



                           THE BANK OF NOVA SCOTIA,


                           by  /s/ Vincent J. Fitzgerald, Jr.
                               ___________________________
                               Name:  Vincent J. Fitzgerald
                               Title: Authorized Signatory


                           THE DAI-ICHI KANGYO BANK LTD., NEW
                           YORK BRANCH,


                           by  /s/ Kazuki Shimizu
                               ___________________________
                               Name:  Kazuki Shimizu
                               Title: Vice President

                           THE FUJI BANK LIMITED, LOS ANGELES
                           AGENCY,


                           by  /s/ Masahito Fukuda
                               ___________________________
                               Name:  Masahito Fukuda
                               Title: Joint General Manager


                           THE LONG-TERM CREDIT BANK OF JAPAN,
                           LIMITED,


                           by  /s/ Thomas Meyer
                               ___________________________
                               Name:  Thomas Meyer
                               Title: Senior Vice President


                           THE SUMITOMO TRUST &  BANKING,
                           CO., LTD., NEW YORK BRANCH,


                           by  /s/ Stephen Stratico
                               ___________________________
                               Name:  Stephen Stratico
                               Title: Vice President

                           UNION BANK OF CALIFORNIA, N.A.,


                           by  /s/ Lena M. Bryant
                               ___________________________
                               Name:  Lena M. Bryant
                               Title: Assistant Vice President

                           VAN KAMPEN AMERICAN CAPITAL PRIME
                           RATE INCOME TRUST,



                           by  /s/ Jeffrey M. Maillet
                               ___________________________
                               Name:  Jeffrey M. Maillet
                               Title: Senior Vice President & Director


                           WELLS FARGO BANK,


                           by  /s/ Cindy Sullivan
                               ___________________________
                               Name:  Cindy Sullivan
                               Title: Vice President


                           WESTDEUTSCHE LANDESBANK,
                           NEW YORK BRANCH

                           by  /s/ Lucie L. Guernsey
                               ___________________________
                               Name:  Lucie L. Guernsey
                               Title: Director

                           by  /s/ Walter T. Duffy
                               ___________________________
                               Name:  Walter T. Duffy III
                               Title: Associate